UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 16, 2024

EASTERN BANKSHARES, INC.

(Exact Name of Registrant as Specified in Charter)

Massachusetts	001-39610	84-4199750
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

265 Franklin Street, Boston, Massachusetts	02110
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 327-8376

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	EBC	Nasdaq Global Select Market

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

As previously disclosed, on September 19, 2023, Eastern Bankshares, Inc., a Massachusetts corporation (“Eastern”), Citadel MS 2023, Inc., a direct, wholly owned subsidiary of Eastern (“Merger Sub”), Eastern Bank, a Massachusetts-chartered trust company and wholly-owned subsidiary of Eastern (“Eastern Bank”), Cambridge Bancorp, a Massachusetts corporation (“Cambridge”) and Cambridge Trust Company, a Massachusetts-chartered trust company and wholly-owned subsidiary of Cambridge (“Cambridge Trust”) entered into an Agreement and Plan of Merger (the “Merger Agreement”). Pursuant to the terms and subject to the conditions set forth in the Merger Agreement, Merger Sub will merge with and into Cambridge, with Cambridge as the surviving entity (the “Merger”), and as soon as reasonably practicable following the Merger, Cambridge will merge with and into Eastern, with Eastern as the surviving entity (the “Holdco Merger” and, together with the Merger, the “Transaction”). The Merger Agreement further provides that, following the Merger and the Holdco Merger, at a time to be determined by Eastern, Cambridge Trust will merge with and into Eastern Bank, with Eastern Bank as the surviving company. The Merger Agreement was unanimously approved by the Boards of Directors of each of Eastern, Eastern Bank, Cambridge and Cambridge Trust. The Transaction is subject to the satisfaction or, if permissible, waiver of various conditions, including the affirmative vote of the holders of at least two-thirds of the shares of Cambridge common stock outstanding and entitled to vote on the Merger and the approval of Eastern’s issuance of Eastern common stock in the Merger by the affirmative vote of a majority of the votes cast by the holders of Eastern common stock at an Eastern shareholder meeting, assuming a quorum is present at the virtual meeting.

In connection with the proposed Merger, Eastern filed with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 containing a joint proxy statement/prospectus, as amended, and Cambridge filed a definitive proxy statement and Eastern filed a definitive proxy statement/prospectus with the SEC, each dated January 16, 2024 (collectively, the “joint proxy statement/prospectus”), with respect to special meetings of the Eastern and Cambridge shareholders scheduled to be held on February 28, 2024. Eastern and Cambridge first mailed the joint proxy statement/prospectus to their respective shareholders on or about January 19, 2024.

Following the filing of the joint proxy statement/prospectus, Eastern identified an error with respect to the number of shares of Eastern common stock outstanding as of the January 8, 2024 record date for the Eastern special meeting, and the number of holders of record of Eastern common stock as of that date. The joint proxy statement/prospectus incorrectly states that a total of 174,508,659 shares of Eastern common stock were outstanding as of January 8, 2024, held by approximately 7,976 holders of record. Instead, 176,426,993 shares of Eastern common stock were outstanding as of January 8, 2024, held by approximately 7,960 holders of record.

In order to correct this misstatement, Eastern and Cambridge are making additional disclosures (the “Additional Disclosures”) to supplement the disclosures contained in the joint proxy statement/prospectus. The Additional Disclosures are set forth below and should be read in conjunction with the joint proxy statement/prospectus.

SUPPLEMENT TO JOINT PROXY STATEMENT/PROSPECTUS

The following information supplements the joint proxy statement/prospectus and should be read in connection with the joint proxy statement/prospectus, which should be read in its entirety. To the extent that information herein differs from or updates information contained in the joint proxy statement/prospectus, the information contained herein supersedes the information contained in the joint proxy statement/prospectus. All page references in the information below are to pages in the joint proxy statement/prospectus, and terms used below have the meanings set forth in the joint proxy statement/prospectus, unless otherwise defined below. Without admitting in any way that the disclosures below are material or that this supplement is required by law, Eastern and Cambridge make the following Additional Disclosures:

Summary

The disclosure under the heading “Summary—Special Meeting of Eastern’s Shareholders; Vote Required (see page 52)” is hereby revised by deleting the second full paragraph of page 21 of the joint proxy statement/prospectus and replacing it with the following:

You may vote at the Eastern special meeting if you owned shares of Eastern common stock at the close of business on Monday, January 8, 2024. As of Monday, January 8, 2024, there were 176,426,993 shares of Eastern common stock outstanding, of which approximately 1.09% were owned and entitled to be voted by Eastern directors and executive officers and their affiliates. We currently expect that Eastern’s directors and executive officers will vote their shares in favor of the Eastern Share Issuance Proposal, although none of them has entered into any agreement obligating them to do so.

The Special Meeting of Eastern Shareholders

The disclosure under the heading “The Special Meeting of Eastern Shareholders—Record Date; Shares Entitled to Vote” is hereby revised by deleting the paragraph found under the specified subheading on page 51 of the joint proxy statement/prospectus and replacing it with the following:

Eastern shareholders are entitled to vote if the records of Eastern show that they held shares of Eastern common stock as of the close of business on Monday, January 8, 2024. Beneficial Owners of shares held in the name of a broker, bank or other nominee (“street name”) should instruct their record holder how to vote their shares. As of the close of business on the record date, 176,426,993 shares of Eastern common stock were outstanding, held by approximately 7,960 holders of record, with no shares of preferred stock outstanding. Each share of Eastern common stock has one vote on each matter presented to Eastern shareholders. If you are a Beneficial Owner of shares of Eastern common stock held in “street name” and you want to vote your shares in person at the Eastern special meeting, you will have to get a written proxy in your name from the broker, bank or other nominee who holds your shares.

Comparison of Rights of Shareholders of Eastern and Cambridge

The disclosure under the heading “Comparison of Rights of Shareholders of Eastern and Cambridge—Capitalization” is hereby revised by deleting the second paragraph under the “Eastern” column in the subsection of the chart titled “Capitalization” on page 138 of the joint proxy statement/prospectus and replacing it with the following:

As of the record date, there were 176,426,993 shares of Eastern common stock outstanding held by approximately 7,960 holders of record, and no shares of preferred stock outstanding.

Caution Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of section 27A of the Securities Act of 1933, as amended, and section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding anticipated future events and can be identified by the fact that they do not relate strictly to historical or current facts. You can identify these statements from the use of the words “may,” “will,” “should,” “could,” “would,” “plan,” “potential,” “estimate,” “project,” “believe,” “intend,” “anticipate,” “expect,” “target” and similar expressions. Forward-looking statements, by their nature, are subject to risks and uncertainties. There are many factors that could cause actual results to differ materially from expected results described in the forward-looking statements.

Certain factors that could cause actual results to differ materially from expected results include; adverse developments in the level and direction of loan delinquencies and charge-offs and changes in estimates of the adequacy of the allowance for loan losses; increased competitive pressures; changes in interest rates and resulting changes in competitor or customer behavior, mix or costs of sources of funding, and deposit amounts and composition; risks associated with Eastern’s completion and/or implementation of the merger with Cambridge, including risks that required regulatory, shareholder or other approvals for the merger are not obtained or other closing conditions are not satisfied in a timely manner or at all and that the merger fails to occur in the timeframe expected or at all; prior to the completion of the merger or thereafter, Cambridge or Eastern may not perform as expected due to transaction-related uncertainty or other factors; and revenue or expense synergies may not fully materialize for Eastern in the timeframe expected or at all, or may be more costly to achieve; legislative and regulatory changes and related compliance costs that could adversely affect the business in which Eastern and its subsidiary Eastern Bank are engaged, including the effect of, and changes in, monetary and fiscal policies and laws, such as the interest rate policies of the Board of Governors of the Federal Reserve System or a failure to raise the national debt ceiling; market and monetary fluctuations, including inflationary or recessionary pressures, interest rate sensitivity, liquidity constraints, increased borrowing and funding costs, and fluctuations due to actual or anticipated changes to federal tax laws; the realizability of deferred tax assets; Eastern’s ability to successfully implement its risk mitigation strategies; asset and credit quality deterioration, including adverse developments in local or regional real estate markets that decrease collateral values associated with existing loans; and operational risks such as cybersecurity incidents, natural disasters, and pandemics, including COVID-19.

These forward-looking statements are also subject to the risks and uncertainties applicable to Eastern’s and Cambridge’s respective businesses generally that are disclosed in Eastern’s and Cambridge’s 2022 Annual Reports on Form 10-K. Eastern’s and Cambridge’s SEC filings are accessible on the SEC’s website at www.sec.gov and on their respective corporate websites at ir.cambridgetrust.com and investor.easternbank.com. These web addresses are included as inactive textual references only. Information on these websites is not part of this document. For any forward-looking statements made in this Current Report on Form 8-K, Eastern claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Except as required by law, Eastern specifically disclaims any obligation to update any forward-looking statements as a result of developments occurring after the date of this Form 8-K. You should not place undue reliance on forward-looking statements, which reflect Eastern’s expectations only as of the date of this Current Report on Form 8-K. Eastern does not undertake any obligation to update forward-looking statements.

No Offer

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

Additional Information and Where to Find it

In connection with the proposed transaction, Eastern filed with the SEC a Registration Statement on Form S-4 and a joint proxy statement of Eastern and Cambridge and a prospectus of Eastern, as well as other relevant documents concerning the proposed transaction. The proposed transaction involving Eastern and Cambridge will be submitted to Eastern’s and Cambridge’s respective shareholders for their consideration. This

Current Report does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. INVESTORS AND SHAREHOLDERS OF EASTERN AND CAMBRIDGE ARE URGED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENT OR SUPPLEMENT TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. A copy of the definitive joint proxy statement/prospectus, as well as other filings containing information about Eastern and Cambridge, can be obtained without charge, at the SEC’s website (http://www.sec.gov). Copies of the joint proxy statement/prospectus and the filings with the SEC that have been and will be incorporated by reference in the joint proxy statement/prospectus can also be obtained, without charge, by directing a request to Eastern Bank Investor Relations, 265 Franklin Street, Boston, Massachusetts 02110, telephone (781) 598-7920, or to Cambridge Investor Relations, 1336 Massachusetts Avenue, Cambridge, Massachusetts 02138, telephone (617) 520-5520.

Participants in the Solicitation

Eastern, Cambridge, and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Eastern and/or Cambridge in connection with the proposed Transaction under the rules of the SEC. Information regarding Eastern’s directors and executive officers is available in its definitive proxy statement on Schedule 14A relating to its 2023 Annual Meeting of Shareholders, which was filed with the SEC on April 3, 2023, and its Annual Report on Form 10-K for the year ended December 31, 2022, which was filed with the SEC on February 24, 2023, and other documents filed by Eastern with the SEC. Information regarding Cambridge’s directors and executive officers is available in its definitive proxy statement on Schedule 14A relating to its 2023 Annual Meeting of Shareholders, which was filed with the SEC on March 16, 2023, the joint proxy statement/prospectus and its Annual Report on Form 10-K for the year ended December 31, 2022, which was filed with the SEC on March 16, 2023, and other documents filed by Cambridge with the SEC. Information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, included in the joint proxy statement/prospectus and other relevant materials filed with the SEC may be obtained free of charge as described in the preceding paragraph.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

EASTERN BANKSHARES, INC.

Date: January 22, 2024	By:	/s/ Kathleen C. Henry
	Name:	Kathleen C. Henry
	Title:	Executive Vice President, General Counsel and Corporate Secretary